=================================================================================================================================
CHECKPOINT SYSTEMS, INC.
PRO FORMA CONSOLIDATED BALANCE SHEETS
AS OF SEPTEMBER 25, 2005
(UNAUDITED)

(AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                                                  AS REPORTED            ADJUSTMENTS                  PRO FORMA
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                        $   75,259          $     35,032 (a)          $     110,291
  Restricted Cash                                                          --                 2,025 (a)                  2,025
  Accounts receivable, net of allowance of $11,814                    151,964                    --                    151,964
  Inventories                                                          84,561                    --                     84,561
  Other current assets                                                 26,002                    --                     26,002
  Deferred income taxes                                                17,812                    --                     17,812
  Assets of discontinued operations held for sale                      36,920               (36,920)(b)                     --
---------------------------------------------------------------------------------------------------------------------------------
  Total Current Assets                                                392,518                   137                    392,655
---------------------------------------------------------------------------------------------------------------------------------
REVENUE EQUIPMENT ON OPERATING LEASE, net                               5,141                    --                      5,141
PROPERTY, PLANT, AND EQUIPMENT, net                                    76,586                    --                     76,586
GOODWILL                                                              167,684                    --                    167,684
OTHER INTANGIBLES, net                                                 34,702                    --                     34,702
DEFERRED INCOME TAXES                                                  19,993                    --                     19,993
OTHER ASSETS                                                           15,643                    --                     15,643
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                       $  712,267          $        137              $     712,404
=================================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Short-term borrowings and current portion of long term debt      $    4,566          $         --              $       4,566
  Accounts payable                                                     41,255                 6,214 (c)                 47,469
  Accrued compensation and related taxes                               30,251                 1,740 (d)                 31,991
  Other accrued expenses                                               32,117                 1,000 (d)                 33,117
  Income taxes                                                         17,546                 1,030 (e)                 18,576
  Unearned revenues                                                    21,857                    --                     21,857
  Restructuring reserve                                                11,641                    --                     11,641
  Other current liabilities                                            14,581                    --                     14,581
  Liabilities of discontinued operations held for sale                 11,400               (11,400)(b)                     --
---------------------------------------------------------------------------------------------------------------------------------
  Total Current Liabilities                                           185,214                (1,416)                   183,798
---------------------------------------------------------------------------------------------------------------------------------

LONG-TERM DEBT, LESS CURRENT MATURITIES                                48,981                    --                     48,981
ACCRUED PENSIONS                                                       66,449                    --                     66,449
DEFERRED INCOME TAXES                                                  17,677                    --                     17,677
OTHER LONG-TERM LIABILITIES                                             4,292                    --                      4,292
MINORITY INTEREST                                                       1,166                    --                      1,166
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
  Preferred stock, no par value, 500,000 shares authorized,
    none issued
  Common stock, par value $.10 per share,
    100,000,000 shares authorized, issued 40,430,797                    4,043                    --                      4,043
  Additional capital                                                  320,904                    --                    320,904
  Retained earnings                                                   100,782                 1,553 (f)                102,335
  Common stock in treasury, at cost, 2,035,912 shares                 (20,621)                   --                    (20,621)
  Accumulated other comprehensive (loss) income                       (16,620)                   --                    (16,620)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                                            388,488                 1,553                    390,041
---------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $  712,267          $        137              $     712,404
=================================================================================================================================

(a) To recognize proceeds from SATO. Included in this cash amount is $2,025 of restricted cash.
(b) To record the removal of net assets, goodwill allocated to these businesses, and intangible assets held for sale.
(c) To record accounts payable attributable to the disposal group, previously held for sale, not transferred in the sale agreement.
(d)  To recognize estimated transaction costs.
(e) To recognize estimated income tax expense on the estimated gain at an effective rate of 52.3%, net of deferred taxes. This rate was impacted by $1,476 of non-deductible goodwill.
(f)  To record estimated gain on disposition:

     =====================================================================================
     Cash proceeds                                                          $     37,057
     Less net assets sold                                                        (28,652)
     Less estimated transaction costs
       and purchase price adjustments                                             (2,740)
     Less goodwill allocated to businesses disposed and intangible assets         (2,408)
     -------------------------------------------------------------------------------------
     Pro forma gain before taxes                                                   3,257
     Less estimated income tax expense                                            (1,704)
     -------------------------------------------------------------------------------------
     Pro forma gain                                                                1,553
     =====================================================================================

===============================================================================================================
CHECKPOINT SYSTEMS, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER
SHARE DATA)
                                                                 TWELVE MONTHS (52 WEEKS) ENDED
                                                      ---------------------------------------------------------
                                                                       DECEMBER 26, 2004
                                                      ---------------------------------------------------------
                                                       AS REPORTED           ADJUSTMENTS (A)         PRO FORMA
---------------------------------------------------------------------------------------------------------------
Net revenues                                           $   778,679             $  (107,121)         $  671,558
Cost of revenues                                           441,079                 (79,439)            361,640
---------------------------------------------------------------------------------------------------------------
Gross profit                                               337,600                 (27,682)            309,918

Selling, general, and administrative
  expenses                                                 253,345                 (16,909)            236,436
Research and development                                    28,962                    (437)             28,525
Restructuring expense                                       (3,016)                     --              (3,016)
Asset impairment                                            16,748                 (14,780)              1,968
Goodwill impairment expense                                 34,696                 (34,696)                 --
Litigation settlement                                       19,950                      --              19,950
---------------------------------------------------------------------------------------------------------------
Operating (loss) income                                    (13,085)                 39,140              26,055

Interest income                                              1,567                      --               1,567
Interest expense                                             6,980                      --               6,980
Other gain, net                                                219                      --                 219
---------------------------------------------------------------------------------------------------------------
(Loss) earnings from continuing operations
  before income taxes and minority
  interest                                                 (18,279)                 39,140              20,861

Income taxes                                                 1,823                   1,692               3,515
Minority interest                                               90                      --                  90
---------------------------------------------------------------------------------------------------------------
(Loss) earnings from continuing operations             $   (20,192)            $    37,448          $   17,256
===============================================================================================================

BASIC EARNINGS PER SHARE:
(Loss) earnings from continuing operations             $     (0.55)                                 $     0.47

DILUTED EARNINGS PER SHARE:
(Loss) earnings from continuing operations             $     (0.55)                                 $     0.46
===============================================================================================================

(a) The adjustment column is to show the sale of the Company's barcode systems
    (BCS) business to SATO as discontinued operations.

===============================================================================================================
CHECKPOINT SYSTEMS, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER
SHARE DATA)
                                                                 TWELVE MONTHS (52 WEEKS) ENDED
                                                      ---------------------------------------------------------
                                                                       DECEMBER 28, 2003
                                                      ---------------------------------------------------------
                                                       AS REPORTED           ADJUSTMENTS (A)         PRO FORMA
---------------------------------------------------------------------------------------------------------------
Net revenues                                          $    723,262             $  (106,396)         $  616,866
Cost of revenues                                           412,951                 (74,818)            338,133
---------------------------------------------------------------------------------------------------------------
Gross profit                                               310,311                 (31,578)            278,733

Selling, general, and administrative
  expenses                                                 233,133                 (16,692)            216,441
Research and development                                    15,860                    (302)             15,558
Restructuring expense                                        7,125                      --               7,125
Asset impairment                                             1,507                      --               1,507
---------------------------------------------------------------------------------------------------------------
Operating income                                            52,686                 (14,584)             38,102

Interest income                                              1,487                      --               1,487
Interest expense                                            11,076                      --              11,076
Other gain, net                                              1,319                      --               1,319
---------------------------------------------------------------------------------------------------------------
Earnings from continuing operations
  before income taxes and minority
  interest                                                  44,416                 (14,584)             29,832

Income taxes                                                15,160                  (4,925)             10,235
Minority interest                                              103                      --                 103
---------------------------------------------------------------------------------------------------------------
Earnings from continuing operations                         29,153                  (9,659)             19,494
===============================================================================================================

BASIC EARNINGS PER SHARE:
Earnings from continuing operations                   $       0.88                                  $     0.59

DILUTED EARNINGS PER SHARE:
Earnings from continuing operations                   $       0.82                                  $     0.58
===============================================================================================================

(a) The adjustment column is to show the sale of the Company's barcode systems
    (BCS) business to SATO as discontinued operations.

===============================================================================================================
CHECKPOINT SYSTEMS, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER
SHARE DATA)

                                                                 TWELVE MONTHS (52 WEEKS) ENDED
                                                      ---------------------------------------------------------
                                                                       DECEMBER 29, 2002
                                                      ---------------------------------------------------------
                                                       AS REPORTED           ADJUSTMENTS (A)         PRO FORMA
---------------------------------------------------------------------------------------------------------------
Net revenues                                           $   639,486             $  (103,682)         $  535,804
Cost of revenues                                           371,144                 (72,580)            298,564
---------------------------------------------------------------------------------------------------------------
Gross profit                                               268,342                 (31,102)            237,240

Selling, general, and administrative
  expenses                                                 208,768                 (16,352)            192,416
Research and development                                     9,387                    (278)              9,109
Restructuring expense                                         (312)                     --                (312)
Asset impairment                                               466                      --                 466
---------------------------------------------------------------------------------------------------------------
Operating income                                            50,033                 (14,472)             35,561

Interest income                                              1,861                      --               1,861
Interest expense                                            15,141                      --              15,141
Other gain, net                                                928                      --                 928
---------------------------------------------------------------------------------------------------------------
Earnings from continuing operations
  before income taxes and minority
  interest                                                  37,681                 (14,472)             23,209

Income taxes                                                15,562                  (4,876)             10,686
Minority interest                                               82                      --                  82
---------------------------------------------------------------------------------------------------------------
Earnings from continuing operations                         22,037                  (9,596)             12,441
===============================================================================================================

BASIC EARNINGS PER SHARE:
Earnings from continuing operations                    $      0.68                                  $     0.39

DILUTED EARNINGS PER SHARE:
Earnings from continuing operations                    $      0.66                                  $     0.38
===============================================================================================================

(a) The adjustment column is to show the sale of the Company's barcode systems
    (BCS) business to SATO as discontinued operations.